Schedule of One Percentage-Point Change In Assumed Health Care Cost Trend Rate (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2014
Compensation And Retirement Disclosure [Abstract]
Total service and interest cost components, Increase	$ 56
Postretirement benefit obligation, Increase	1,387
Total service and interest cost components, Decrease	(48)
Postretirement benefit obligation, Decrease	$ (1,196)